Derecognition of Financial Assets - Summary of Carrying Amount of Transferred Assets Do Not Qualify for Derecognition and Associated Liabilities (Parenthetical) (Detail) - Securitisations [member] - CAD ($)
$ in Millions
	Oct. 31, 2024	Oct. 31, 2023
Disclosure of transferred financial assets that are not derecognised in their entirety [line items]
Fair value of transferred assets	$ 18,092	$ 20,264
Fair value of associated liabilities	17,692	19,265
Net position	$ 400	$ 999